UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 18, 2009

VALOR ENERGY CORP.
(Exact Name of Registrant as specified in its charter)

Commission file number 0-27063

          Nevada                                        82-0381904

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(State or other jurisdiction                         (I.R.S. employer

incorporation or organization)                    identification number)

121G Shuswap Street NW, Salmon Arm B.C.                  V1E 4P2

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(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code: (250) 833-1985

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

Effective May 18, 2009, the client auditor relationship between Valor Energy Corp. (the "Company") and Peterson Sullivan LLP (“Peterson Sullivan”) was terminated as Peterson Sullivan LLP was dismissed by the Company. Effective May 18, 2009, the Company engaged K.R. Margetson Ltd. ("Margetson") as its principal independent public accountant for the fiscal year ended May 31, 2009. The decision to change accountants was recommended, approved and ratified by the Company's Board of Directors effective May 18, 2009.

Peterson Sullivan's report on the financial statements of the Company for the fiscal years ended May 31, 2007 and May 31, 2008, and any later interim period reviewed by Peterson, did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles except for concerns about the Company's ability to continue as a going concern.

In connection with the audit of the Company's fiscal years ended May 31, 2007 and May 31, 2008, and any later interim period reviewed by Peterson Sullivan, there were no disagreements between Peterson Sullivan and the Company on a matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Peterson Sullivan would have caused Peterson Sullivan to make reference to the subject matter of the disagreement in connection with its report on the Company's financial statements.

There have been no reportable events as provided in Item 304(a)(iv) of Regulation S-K during the Company's fiscal years ended May 31, 2007 and May 31, 2008, and any later interim period, including the interim period up to and including the date the relationship with Peterson Sullivan ceased.

The Company has authorized Peterson Sullivan to respond fully to any inquiries of any new auditors hired by the Company relating to their engagement as the Company's independent accountant. The Company has requested that Peterson Sullivan review the disclosure and Peterson Sullivan has been given an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respect in which it does not agree with the statements made by the Company herein. Such letter is filed as an exhibit to this Report.

The Company has not previously consulted with Margetson regarding either (i) the application of accounting principles to a specific completed or contemplated transaction; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) a reportable event (as provided in Item 304(a)(iv)(B) of Regulation S-B) during the Company's fiscal years ended May 31, 2007 and May 31, 2008, and any later interim period reviewed by Peterson Sullivan. Margetson has reviewed the disclosure required by Item 304 (a) before it was filed with the Commission and has been provided an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respects in which it does not agree with the statements made by the Company in response to Item 304 (a). Margetson did not furnish a letter to the Commission.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

d) Exhibits

Exhibit 16.1 Letter from Peterson Sullivan LLP

SIGNATURES

Pursuant to the requirements the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned.

Dated: May 18, 2009

By: /s/ Sheridan B. Westgarde

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Chief Executive Officer